                                  EXHIBIT 99.2

                              SUNTERRA CORPORATION

                         AND CERTAIN OF ITS SUBSIDIARIES

                   -------------------------------------------

                               THIRD AMENDMENT TO

                               FINANCING AGREEMENT

                   -------------------------------------------



                            Dated as of June 6, 2002

                               THIRD AMENDMENT TO
                               FINANCING AGREEMENT

     This Third Amendment to Financing Agreement (this "Amendment") is entered into as of this 6th day of June, 2002 by and among Sunterra Corporation, as a debtor and a debtor-in-possession, a Maryland corporation (together with its successors and assigns, the "Company"), and the subsidiaries of the Company listed on the signature pages hereto, each as a debtor and a debtor-in-possession (together with the Company, the "Borrowers") or a guarantor (the "Guarantors"), the financial institutions from time to time party hereto (individually a "Lender" and collectively, the "Lenders") and Greenwich Capital Markets, Inc., a Delaware corporation, as agent for the Lenders (in such capacity, the "Agent").

                                    Recitals

     Whereas, the Borrowers and the Agent, for itself and as a Lender, have entered into that certain Financing Agreement, dated as of April 20, 2001 (as amended by the First Amendment to Financing Agreement dated as of January 3, 2002 and Second Amendment to Financing Agreement dated as of May 9, 2002 and in effect immediately prior to giving effect to the amendment provided for by this Agreement, the "Existing Financing Agreement" and, as amended pursuant to this Amendment and as may be further amended, restated or otherwise modified from time to time, the "Amended Financing Agreement");

     Whereas, pursuant to Section 10.02 of the Existing Financing Agreement, the parties hereto desire to amend the Existing Financing Agreement as more specifically set forth herein; and

     Whereas, the Existing Financing Agreement shall remain in full force and effect except as modified herein to effectuate the purposes of this Amendment.

     Now, Therefore, in consideration of the mutual benefits and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each party hereto, the parties hereto agree as follows:

1.   INCORPORATION OF RECITALS.

     The recitals set forth above are true, correct and accurate and are hereby incorporated herein by this reference and made a part hereof.

2.   DEFINED TERMS.

     Initial capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Existing Financing Agreement.

3.   REPRESENTATIONS AND WARRANTIES OF THE BORROWERS.

     Each Borrower represents and warrants to the Agent and the Lenders as follows:

     3.1  Organization and Existence.

     Each Borrower (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, and (ii) subject to any necessary authorization of the Bankruptcy Court, has all requisite corporate, limited liability company or partnership, as the case may be, power and authority to conduct its business as now conducted and as presently contemplated and to make the borrowings under the Amended Financing Agreement, and to execute and deliver this Amendment, and to consummate the transactions contemplated thereby.

     3.2  Amendment Authorized; Obligations Enforceable.

          (a) Amendment is Legal and Authorized. The execution, delivery and performance by each Borrower and Guarantor of this Amendment, upon entry of the Bankruptcy Court Order approving this Amendment (the "Bankruptcy Court Order"), have been duly authorized by all necessary action on the part of the Borrowers and Guarantors.

          (b) Borrowers Obligations are Enforceable. This Amendment has been duly and validly executed and delivered by each Borrower and each of this Amendment and the Amended Financing Agreement constitute legal, valid and binding obligations of each Borrower and Guarantor enforceable in accordance with the terms hereof or thereof.

     3.3  No Conflicts.

     The execution and delivery of this Amendment by each Borrower and Guarantor, and fulfillment of and compliance with the terms and provisions of the Amended Financing Agreement (i) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties (other than conflicts, breaches and defaults the enforcement of which is stayed by virtue of the filing of the Chapter 11 Cases),
(ii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iii) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

     3.4  Governmental Consent.

     Except for the entry of the Bankruptcy Court Order and such filings as may be required under the Exchange Act, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution and delivery of this Amendment or the performance by each Borrower and Guarantor of its obligations under this Amendment.

     3.5  No Defaults.

     No event has occurred and no condition exists that, upon the execution and delivery of this Amendment and the effectiveness of the Amendment, would constitute a material Default or an Event of Default that would not be remedied by execution of this Amendment and approval thereof pursuant to the Bankruptcy Court Order.

     3.6  Amount Outstanding.

     The total amount due and outstanding under the Amended Financing Agreement as of June 5, 2002 is not less than $160,009,864.25 in principal amount and $1,880,367.71 in accrued and unpaid interest and fees, exclusive of Lenders' costs and expenses subject to reimbursement pursuant to Section 10.04 of the Amended Financing Agreement.

4.   AMENDMENT.

     4.1  Amendment to Existing Financing Agreement.

     Subject to paragraph 4.2 below, the Existing Financing Agreement is hereby amended as follows:

          (a)   A new definition is added to Section 1.01 as follows:
     ""Amendment No. 3" means the Third Amendment to Financing Agreement dated as of June 6, 2002."

          (b) The defined term "Exit Financing" is hereby deleted in its entirety.

          (c) The defined term "July Extension Conditions" is hereby deleted in its entirety.

          (d)   Clause (ii) of the definition of "Final Maturity Date" in
     Section 1.01 of the Existing Financing Agreement is hereby amended by deleting "(a) June 30, 2002, or (b) if the July Extension Conditions are satisfied by June 30, 2002, July 31, 2002" and replacing it with "July 31, 2002".

          (e) A new clause (iv) is added to Section 2.11(e) of the Existing Financing Agreement as follows:

          "(iv) On the Amendment No. 3 Effective Date (as defined in Amendment
                No. 3), the Borrowers shall pay to the Agent a supplemental fee of $1,000,000."

          (f) Section 2.14 to the Existing Financing Agreement is hereby deleted in its entirety.

          (g) Section 7.02(p) is hereby amended by adding the following to the end of the first sentence:

               ";provided, however, that for the months of May 2002, June 2002 and July 2002 only, the Borrowers shall not permit the aggregate amount of actual Time Share Interests sales contracts written, net of ordinary course rescissions, to be less than 80% of the aggregate amount of actual Time Share Interests sales contracts written, net of ordinary course rescissions, for the prior calendar month."

          (h) Section 7.02(q) is hereby amended by adding the following to the end of the first sentence:

               "provided, however, that this Section 7.02(q) shall not be applicable for the period May 1, 2002 through July 31, 2002."

     4.2  Effectiveness of Amendment.

     The amendment of the Existing Financing Agreement contemplated by paragraph
4.1 above, shall become effective only upon the satisfaction in full of the following conditions precedent (which date shall be referred to as the "Amendment No. 3 Effective Date"):

          (a) the Borrowers and Agent shall have executed and delivered a counterpart of this Amendment;

          (b) the representations and warranties set forth in Section 3 above shall be true and correct as of the Amendment No. 3 Effective Date; and

          (c)  the Bankruptcy Court Order shall have been entered.

5.   MISCELLANEOUS.

     5.1  Part of Existing Financing Agreement, Future References, etc.

     Except as expressly amended by this Amendment, all terms, conditions and covenants contained in the Existing Financing Agreement and the other Loan Documents are hereby ratified and shall be and remain in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Existing Financing Agreement without making specific reference to this Amendment, but nevertheless all such references shall include this Amendment unless the context otherwise requires.

     5.2  Counterparts; Effectiveness.

     This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Delivery of an executed signature page by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

     5.3  Successors and Assigns.

     This Amendment, the Existing Financing Agreement and the Loan Documents shall be binding upon and inure to the benefit of the Borrowers and the other Loan Parties and the Agent and each Lender and their respective successors and assigns (including, except for the right to request Loans, any trustee succeeding to the rights of the Borrowers pursuant to Chapter 11 of the Bankruptcy Code or pursuant to any conversion to a case under Chapter 7 of the Bankruptcy Code); provided, however, that each of the Borrowers and the other Loan Parties may not assign or transfer any of their rights hereunder, or under the Existing Financing Agreement and the Loan Documents, without the prior written consent of each Lender and any such assignment without the Lenders' prior written consent shall be null and void.

     5.4  Resolution of Disputes.

     Any disputes between the parties hereto relating to or arising from this Amendment shall be resolved by the Bankruptcy Court.

     5.5  Governing Law.

     THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN STATE OF NEW YORK EXCEPT AS GOVERNED BY THE BANKRUPTCY CODE.

     5.6  Release of Agent and Lender.

     Except for the covenants and obligations of Agent and Lender under this Amendment, the Existing Financing Agreement and the other Loan Documents, the Borrowers and Guarantors, for themselves and their successors and assigns, hereby unconditional waive and release Agent and Lender from any and all causes of action, suits, damages, injuries, claims, liabilities and demands whatsoever, which they may have against Agent and Lender, known or unknown, from the beginning of the world to the date hereof, and, particularly, but not by way of limitation, all lawsuits, damages, injuries, claims, demands and liabilities arising out of or related to the Existing Financing Agreement, the Loan Documents and this Amendment, including, but not limited to, their negotiation, execution, enforcement and any other matters related thereto.

     5.7  Entire Agreement

     This Amendment and the Amended Financing Agreement contains the entire agreement between the parties relating to the transactions contemplated thereby and supersedes all prior or contemporaneous agreements, understandings, representations and statements, oral or written.

   [Remainder of page intentionally left blank. Next page is signature page.]

                                 BORROWERS:
                                 ---------


                                 SUNTERRA CORPORATION


                                 By:  /s/ Lawrence E. Young
                                      ------------------------------------------
                                      Lawrence E. Young
                                      Vice President and Chief Financial Officer


                                 AKGI LAKE TAHOE INVESTMENTS, INC.


                                 By:  /s/ Lawrence E. Young
                                      ------------------------------------------
                                      Lawrence E. Young
                                      Vice President


                                 AKGI ST. MAARTEN, N.V.


                                 By:  /s/ Lawrence E. Young
                                      ------------------------------------------
                                      Lawrence E. Young
                                      Vice President


                                 ALL SEASONS PROPERTIES, INC.


                                 By:  /s/ Lawrence E. Young
                                      ------------------------------------------
                                      Lawrence E. Young
                                      Vice President


                                 ALL SEASONS REALTY, INC.


                                 By:  /s/ Lawrence E. Young
                                      ------------------------------------------
                                      Lawrence E. Young
                                      Vice President


                                 ALL SEASONS RESORTS, INC. (AZ)


                                 By:  /s/ Lawrence E. Young
                                      ------------------------------------------
                                      Lawrence E. Young
                                      Vice President

                                        ALL SEASONS RESORTS, INC. (TX)


                                        By:  /s/ Lawrence E. Young
                                             -----------------------------------
                                             Lawrence E. Young
                                             Vice President


                                        ARGOSY GRAND BEACH, INC.


                                        By:  /s/ Lawrence E. Young
                                             -----------------------------------
                                             Lawrence E. Young
                                             Vice President


                                        ARGOSY HILTON HEAD, INC.


                                        By:  /s/ Lawrence E. Young
                                             -----------------------------------
                                             Lawrence E. Young
                                             Vice President


                                        ARGOSY PARTNERS, INC.


                                        By:  /s/ Lawrence E. Young
                                             -----------------------------------
                                             Lawrence E. Young
                                             Vice President

                                         ARGOSY/KGI GRAND BEACH
                                           INVESTMENT PARTNERSHIP


                                         By:  Argosy Grand Beach, Inc.,
                                              its General Partner


                                              By:  /s/ Lawrence E. Young
                                                   ----------------------------
                                                   Lawrence E. Young
                                                   Vice President


                                         By:  Argosy Partners, Inc.,
                                              its General Partner


                                              By:  /s/ Lawrence E. Young
                                                   ----------------------------
                                                   Lawrence E. Young
                                                   Vice President


                                         By:  KGI Grand Beach, Inc.,
                                               its Managing General Partner


                                              By:  /s/ Lawrence E. Young
                                                   ----------------------------
                                                   Lawrence E. Young
                                                   Vice President

                                         ARGOSY/KGI PORT ROYAL PARTNERS


                                         By:   Argosy Hilton Head, Inc.
                                                 its General Partner


                                               By:  /s/ Lawrence E. Young
                                                    ----------------------------
                                                    Lawrence E. Young
                                                    Vice President


                                         By:   KGI Port Royal, Inc.,
                                                its Managing General Partner


                                               By:  /s/ Lawrence E. Young
                                                    ----------------------------
                                                    Lawrence E. Young
                                                    Vice President


                                         AVCOM INTERNATIONAL, INC.


                                               By:  /s/ Lawrence E. Young
                                                    ----------------------------
                                                    Lawrence E. Young
                                                    Vice President


                                         DESIGN INTERNATIONALE-RMI, INC.


                                               By:  /s/ Lawrence E. Young
                                                    ----------------------------
                                                    Lawrence E. Young
                                                    Vice President

                                    GRAND BEACH PARTNERS, LP

                                          By: Argosy/KGI Grand Beach Investment
                                              Partnership, its General Partner

                                              By:   Argosy Partners, Inc.,
                                                    its General partner


                                                    By: /s/ Lawrence E. Young
                                                        ------------------------
                                                        Lawrence E. Young
                                                        Vice President

                                              By:   Argosy Grand Beach, Inc.,
                                                    its General Partner


                                                    By: /s/ Lawrence E. Young
                                                        ------------------------
                                                        Lawrence E. Young
                                                        Vice President

                                              By:   KGI Grand Beach Investments,
                                                    its Managing General Partner


                                                    By: /s/ Lawrence E. Young
                                                        ------------------------
                                                        Lawrence E. Young
                                                        Vice President

                                  GRAND BEACH RESORT, LIMITED PARTNERSHIP

                                        By: Grand Beach Partners, LP,
                                             its General Partner

                                             By:  Argosy/KGI Grand Beach
                                                  Investment Partnership, its
                                                  General Partner

                                                  By:  KGI Grand Beach
                                                       Investments, Inc.,
                                                       its Managing General
                                                       Partner

                                                       By: /s/ Lawrence E. Young
                                                           ---------------------
                                                           Lawrence E. Young
                                                           Vice President

                                                  By:  Argosy Partners, Inc.,
                                                       Its General Partner

                                                       By: /s/ Lawrence E. Young
                                                           ---------------------
                                                           Lawrence E. Young
                                                           Vice President

                                                  By:  Argosy Grand Beach, Inc.,
                                                       its General Partner

                                                       By: /s/ Lawrence E. Young
                                                           ---------------------
                                                           Lawrence E. Young
                                                           Vice President

                                     GREENSPRINGS ASSOCIATES

                                     By:  Plantation Resorts Group, Inc.,
                                           its Joint Venturer


                                          By:  /s/ Lawrence E. Young
                                               -----------------------------
                                               Lawrence E. Young
                                               Vice President

                                     By:  Greensprings Plantation Resorts, Inc.,
                                           its Joint Venturer

                                          By:  /s/ Lawrence E. Young
                                               -----------------------------
                                               Lawrence E. Young
                                               Vice President

                                     GREENSPRINGS PLANTATION RESORTS, INC.

                                          By:  /s/ Lawrence E. Young
                                               -----------------------------
                                               Lawrence E. Young
                                               Vice President

                                      HARICH TAHOE DEVELOPMENT

                                      By: Lakewood Development, Inc.,
                                           its Managing General Partner

                                          By:    /s/ Lawrence E. Young
                                                 -----------------------------
                                                 Lawrence E. Young
                                                 Vice President

                                      By: Ridgewood Development, Inc.,
                                           its General Partner

                                          By:    /s/ Lawrence E. Young
                                                 ----------------------------
                                                 Lawrence E. Young
                                                 Vice President

                                      KGI GRAND BEACH INVESTMENTS, INC.

                                          By:    /s/ Lawrence E. Young
                                                 ----------------------------
                                                 Lawrence E. Young
                                                 Vice President

                                      KGI PORT ROYAL, INC.

                                          By:    /s/ Lawrence E. Young
                                                 ----------------------------
                                                 Lawrence E. Young
                                                 Vice President

                                      KGK LAKE TAHOE DEVELOPMENT, INC.

                                          By:    /s/ Lawrence E. Young
                                                 -----------------------------
                                                 Lawrence E. Young
                                                 Vice President

                                        LAKE TAHOE RESORT PARTNERS, LLC

                                        By:  AKGI Lake Tahoe Investments, Inc.,
                                              its Managing Member


                                             By:   /s/ Lawrence E. Young
                                                   -----------------------------
                                                   Lawrence E. Young
                                                   Vice President


                                        By:  KGK Lake Tahoe Development, Inc.,
                                              its Member


                                             By:   /s/ Lawrence E. Young
                                                   -----------------------------
                                                   Lawrence E. Young
                                                   Vice President


                                        LAKEWOOD DEVELOPMENT, INC.


                                             By:   /s/ Lawrence E. Young
                                                   -----------------------------
                                                   Lawrence E. Young
                                                   Vice President


                                        MMG DEVELOPMENT CORP.


                                             By:   /s/ Lawrence E. Young
                                                   -----------------------------
                                                   Lawrence E. Young
                                                   Vice President


                                        PLANTATION RESORTS GROUP, INC.

                                             By:   /s/ Lawrence E. Young
                                                   -----------------------------
                                                   Lawrence E. Young
                                                   Vice President

                                        POINTE PARTNERS, LIMITED PARTNERSHIP


                                        By:  Harich Tahoe Developments,
                                              its Managing General Partner


                                             By:   Lakewood Development, Inc.,
                                                   its Managing General Partner


                                                   By:   /s/ Lawrence E. Young
                                                         ---------------------
                                                         Lawrence E. Young
                                                         Vice President


                                             By:   Ridgewood Development, Inc.,
                                                   its General Partner


                                                   By:   /s/ Lawrence E. Young
                                                         ---------------------
                                                         Lawrence E. Young
                                                         Vice President


                                        PORT ROYAL RESORT LP


                                        By:  Argosy/KGI Port Royal Partners,
                                              its General Partner


                                             By:   KGI Port Royal, Inc.,
                                                   its Managing General Partner


                                                   By:   /s/ Lawrence E. Young
                                                         ---------------------
                                                         Lawrence E. Young
                                                         Vice President


                                             By:   Argosy Hilton Head, Inc.
                                                   its General Partner


                                                   By:   /s/ Lawrence E. Young
                                                         ---------------------
                                                         Lawrence E. Young
                                                         Vice President

                                        POWHATAN ASSOCIATES


                                        By:  Plantation Resorts Group, Inc.,
                                              its Joint Venturer


                                             By:   /s/ Lawrence E. Young
                                                   -----------------------------
                                                   Lawrence E. Young
                                                   Vice President


                                        By:  Williamsburg Vacations, Inc.,
                                              its Joint Venturer


                                             By:   /s/ Lawrence E. Young
                                                   -----------------------------
                                                   Lawrence E. Young
                                                   Vice President


                                        PREMIER VACATIONS, INC.


                                             By:   /s/ Lawrence E. Young
                                                   -----------------------------
                                                   Lawrence E. Young
                                                   Vice President


                                        RESORT CONNECTIONS, INC.


                                             By:   /s/ Lawrence E. Young
                                                   -----------------------------
                                                   Lawrence E. Young
                                                   Vice President


                                        RESORT MARKETING INTERNATIONAL, INC.


                                             By:   /s/ Lawrence E. Young
                                                   -----------------------------
                                                   Lawrence E. Young
                                                   Vice President

                                      RESORTS DEVELOPMENT
                                      INTERNATIONAL, INC.


                                           By:   /s/ Lawrence E. Young
                                                 -----------------------------
                                                 Lawrence E. Young
                                                 Vice President


                                      RIDGE POINTE LIMITED PARTNERSHIP


                                      By:  Pointe Partners, Limited Partnership,
                                            its Managing General Partner


                                           By:   Harich Tahoe Developments,
                                                 its Managing General Partner


                                                 By:  Lakewood Development,
                                                      Inc.,
                                                      its Managing General
                                                      Partner


                                                      By:  /s/ Lawrence E. Young
                                                           ---------------------
                                                           Lawrence E. Young
                                                           Vice President

                                                 By:  Ridgewood Development,
                                                      Inc.,
                                                      its General Partner


                                                      By:  /s/ Lawrence E. Young
                                                           ---------------------
                                                           Lawrence E. Young
                                                           Vice President

                                           RIDGEWOOD DEVELOPMENT, INC.

                                               By:   /s/ Lawrence E. Young
                                                     ---------------------------
                                                     Lawrence E. Young
                                                     Vice President

                                           RKG, CORP.

                                               By:   /s/ Lawrence E. Young
                                                     ---------------------------
                                                     Lawrence E. Young
                                                     Vice President

                                           SUNTERRA FINANCIAL SERVICES, INC.

                                               By:   /s/ Lawrence E. Young
                                                     ---------------------------
                                                     Lawrence E. Young
                                                     Vice President

                                           SUNTERRA ST. CROIX, INC.

                                               By:   /s/ Lawrence E. Young
                                                     ---------------------------
                                                     Lawrence E. Young
                                                     Vice President

                                           WILLIAMSBURG VACATIONS, INC.

                                               By:   /s/ Lawrence E. Young
                                                     ---------------------------
                                                     Lawrence E. Young
                                                     Vice President

                                           GUARANTORS:
                                           ----------

                                           CLUB SUNTERRA, INC.

                                           By: /s/ Lawrence E. Young
                                               ---------------------------------
                                               Lawrence E. Young
                                               Vice President

                                           INTERNATIONAL TIMESHARES, INC.

                                           By: /s/ Lawrence E. Young
                                               ---------------------------------
                                               Lawrence E. Young
                                               Vice President

                                           SUNTERRA TRAVEL, INC.

                                           By: /s/ Lawrence E. Young
                                               ---------------------------------
                                               Lawrence E. Young
                                               Vice President

                                           SUNTERRA COMMUNICATIONS CORPORATION

                                           By: /s/ Lawrence E. Young
                                               ---------------------------------
                                               Lawrence E. Young
                                               Vice President

                                  KABUSHIKI GAISHA KEI LLC


                                      By:   KGK INVESTORS, INC,
                                      Its:  Member


                                            By:  /s/ Lawrence E. Young
                                                 -------------------------
                                                 Lawrence E. Young
                                            Its: Vice President


                                      By:   KGK PARTNERS, INC.,
                                      Its   Member


                                            By:  /s/ Lawrence E. Young
                                                 -------------------------
                                                 Lawrence E. Young
                                            Its: Vice President


                                  MARC HOTEL AND RESORTS, INC.


                                  By: /s/ Lawrence E. Young
                                      -----------------------------
                                      Lawrence E. Young
                                      Vice President


                                  RPM MANAGEMENT, INC.


                                  By: /s/ Lawrence E. Young
                                      -----------------------------
                                      Lawrence E. Young
                                      Vice President


                                  SUNTERRA PACIFIC, INC.


                                  By: /s/ Lawrence E. Young
                                      -----------------------------
                                      Lawrence E. Young
                                      Vice President

                                   GEORGE ACQUISITION SUBSIDIARY, INC.


                                   By: /s/ Lawrence E. Young
                                       -----------------------------
                                       Lawrence E. Young
                                       Vice President


                                   S.V.L.H., INC.


                                   By: /s/ Lawrence E. Young
                                       -----------------------------
                                       Lawrence E. Young
                                       Vice President


                                   AGENT AND LENDER:
                                   ----------------


                                   GREENWICH CAPITAL MARKETS, INC.


                                   By: /s/ John C. Anderson
                                       -------------------------------

                                   Name:   John C. Anderson
                                           ---------------------------

                                   Title:  Managing Director
                                           ---------------------------